Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
March 31, 1999



Expected B Maturity 4/15/2008


Blended Coupon 5.2959%


Excess Protection Level
3 Month Average   6.06%
March, 1999   6.64%
February, 1999   5.89%
January, 1999   5.64%


Cash Yield19.22%


Investor Charge Offs 5.12%


Base Rate 7.46%


Over 35 Day Delinquency 4.94%


Seller's Interest 6.34%


Total Payment Rate14.77%


Total Principal Balance$40,628,355,078.94


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$2,576,435,560.45